SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C., 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: December 13, 2005
                       (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                   000-28307                   13-3709558
         ------                   ---------                   ----------
     (State or other             (Commission                (IRS Employer
jurisdiction of Incorporation)   File Number)             Identification No.)


305 Madison Avenue, New York, NY                                10165
--------------------------------                                -----
(Address of principal executive office)                       (Zip code)

Registrant's telephone number including area code           (212) 808-0607
                                                            --------------
               _________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) The registrant's chief financial officer and chief executive officer concluded on December 13, 2005 that the consolidated financial statements of registrant for the year ended April 30, 2005 set forth in the registrant's annual report on Form 10-KSB for the year ended April 30, 2005, and the consolidated financial statements of registrant for the three months ended July 31, 2005 as set forth in the registrant's quarterly report on Form 10-QSB for the three months ended July 31, 2005 should no longer be relied upon.

     The basis for the conclusion is that the consolidated financial statements referred to above include a line item on the consolidated balance sheet, $712,500 of deferred stock issuance costs for a stock issuance to Cornell Capital Partners, LP, which registrant believes it must now expense as it has withdrawn its registration statement covering the shares that would have been issued to Cornell Capital Partners, LP. The issuance of the shares was dependent on the effectiveness of the registration statement that the registrant has withdrawn. Thus, the deferred issuance costs should be treated as an expense . The registrant's chief financial officer has discussed with registrant's independent accountants the matters disclosed in this filing pursuant to this
Item 4.02(a).

     (b) On December 13, 2005, the registrant's independent registered public accounting firm advised the registrant that disclosure should be made that the registrant's consolidated financial statements for the year ended April 30, 2005, as set forth in the registrant's annual report on Form 10-KSB for the year ended April 30, 2005, and for the three months ended July 31, 2005, as set forth in the registrant's quarterly report on Form 10-QSB for the three months ended July 31, 2005, should no longer be relied upon. The basis for the advice was that the consolidated financial statements included, as an item on the balance sheet, $712,500 of deferred stock issuance costs for the proposed issuance of shares to Cornell Capital Partners LP, and that including such deferred costs on the consolidated balance sheet was no longer appropriate. The issuance of shares was dependent on the effectiveness of the registration statement that the registrant has withdrawn. Thus, the deferred issuance costs should be treated as an expense. In addition, the registrant's chief financial officer discussed with the registrant's independent registered public accounting firm the advice referred to in this filing in response to this Item 4.02(b).

     (c) The registrant has requested its independent registered public accounting firm to furnish to the registrant as promptly as possible a letter addressed to the commission stating whether the independent registered public accounting firm agree with the statements made by the registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                        Nesco Industries, Inc.



                                        By: /s/ Matthew L. Harriton
                                            -----------------------
                                        Matthew L. Harriton
                                        Chief Executive Officer

Date: December 21, 2005